UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 28, 2012

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-35293	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mount Laurel, New Jersey		08054
(Address of Principal Executive Offices)		(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 28, 2012, Central European Distribution Corporation (the “Company”) and Roust Trading Ltd. (“Roust Trading”) entered into a binding term sheet (the “Term Sheet”). The Term Sheet modifies, in part, the amended and restated securities purchase agreement dated July 9, 2012, by and between the Company and Roust Trading (the “Securities Purchase Agreement”), setting forth the following terms:

•	Roust Trading has agreed to permit the Company to use $50 million of cash that Roust Trading previously invested in the Company for working capital and corporate purposes;

•

Promptly following the date of the Term Sheet, Roust Trading and the Company will convert $50 million of the existing $70 million of New Debt previously issued by the Company to an affiliate of Roust Trading pursuant to the Securities Purchase Agreement into a credit facility in the form of a term loan owing from the Company to Roust Trading or one of its affiliates (the “New Credit Facility Debt”). Certain subsidiaries of the Company will guarantee and grant security in respect of the New Credit Facility Debt;

•

Pursuant to the Term Sheet, the Company, as borrower, and Roust Trading or one of its affiliates or an acceptable third-party, as lender, will negotiate a $15 million secured revolving credit facility;

•

Roust Trading will provide up to $107 million of new capital to the Company in lieu of its commitment to backstop the purchase of the Company’s 3.00% Convertible Notes due 2013 contained in the Securities Purchase Agreement subject to and conditional upon an overall restructuring of the Company’s capital structure that is acceptable to the Company and Roust Trading;

•

Both the Company and Roust Trading agree to release and waive all claims and causes of action arising under the Securities Purchase Agreement and the amended and restated governance agreement dated July 9, 2012, by and among the Company and Roust Trading (the “Governance Agreement”); and

•	The Securities Purchase Agreement and the Governance Agreement will terminate on January 21, 2013.

The Term Sheet also addresses certain matters regarding management of the Company, including the following:

•

The formation of an operational management committee of the board of directors of the Company (the “Board”) to oversee the day-to-day business and operations of the Company. All executive officers, including the President, Chief Executive Officer and Chief Financial Officer will report to the operational management committee. The operational management committee will be composed of three directors: Mr. Roustam Tariko, Mr. N. Scott Fine and an additional nominee of Roust Trading;

•

The formation of a restructuring committee of the Board responsible for all matters related to any restructuring of the Company’s capital, including all financial matters related thereto. The Restructuring Committee will consist of three non-Russian Standard directors and Mr. Roustam Tariko;

•	The appointment of Grant Winterton as Chief Executive Officer of the Company, effective as of January 10, 2013; and

•

The Company shall use its best efforts to hold its annual general meeting of shareholders as soon as practicable. The directors nominated for election at the annual general meeting shall include three directors not affiliated with Roust Trading, three directors nominated by Roust Trading, and two directors, one not affiliated with Roust Trading and one affiliated with Roust Trading, only one of which may be elected by the Company’s shareholders.

The foregoing description of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the Term Sheet, a copy of which is attached as an exhibit hereto and is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement

On December 28, 2012, the Company entered into the Term Sheet described in Item 1.01 hereof, pursuant to which the Securities Purchase Agreement, the Governance Agreement and the Amended and Restated Voting Agreement dated July 9, 2012, between the Company and Roust Trading shall terminate on January 21, 2013. The description of the Term Sheet and the transactions contemplated thereby contained in Item 1.01 are incorporated into this Item 1.02 by reference. The description of the Securities Purchase Agreement, the Governance Agreement and the transactions contemplated thereby contained in Item 1.01 of the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on July 11, 2012, are incorporated into this Item 1.02 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Mr. David Bailey as Interim Chief Executive Officer of the Company

Mr. David Bailey resigned from his position as Interim Chief Executive Officer effective as of January 10, 2013.

Appointment of Mr. Grant Winterton as Chief Executive Officer

Mr. Grant Winterton has been appointed as Chief Executive Officer of the Company effective as of January 10, 2013.

Mr. Winterton (age: 42) is the current General Manager of the Russian Alcohol Group - a Company subsidiary. Mr. Winterton has over 20 years of experience working in marketing, sales and general management positions for Campbells Soup (Australia), The Coca-Cola Company (Australia, Russia, Ukraine, China), Wimm Bill Dann (Russia) and Red Bull (Russia). Mr. Winterton has lived in Russia for over 10 years, working in the consumer goods industry, and has extensive working experience across the Russia, Ukraine, Belarus and CIS markets. He joined the Company as General Manager of the Russian Alcohol Group in April 2012. Mr. Winterton has a Bachelor of Commerce Degree in Marketing/Finance from the University of New South Wales, Australia.

Resignation of Mr. Evangelos Evangelou as Chief Operating Officer of the Company

Mr. Evangelos Evangelou resigned from his position as Chief Operating Officer effective as of December 31, 2012. Mr. Evangelou will continue to serve with the Company as a manager of its operations in Poland.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Binding Term Sheet dated December 28, 2012 by and among Central European Distribution Corporation and Roust Trading Ltd.

99.1	Press Release dated December 28, 2012

Participants in the Solicitation

The Company and certain of its respective directors and executive officers and Roust Trading Ltd. and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Company’s proposed annual general meeting under the rules of the United States Securities and Exchange Commission (the “SEC”). Information about the directors and executive officers of the Company is included in the definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on March 26, 2011 and subsequent current reports on Form 8-K filed with the SEC. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the matters to be considered at the annual general meeting, which may be different than those of Company shareholders generally, by reading the proxy statement and other relevant documents regarding the annual general meeting, when filed with the SEC.

Additional Information

In connection with its proposed annual general meeting, the Company will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to stockholders of the Company. COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND RELATED MATTERS. Company stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http:// www.sec.gov. In addition, documents filed by the Company are available at the SEC’s public reference room located at 100F Street, N.E. Washington, D.C. 20594. The Company stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request to Brian Morrissey, US General Counsel, at 3000 Atrium Way, suite 265, Mt. Laurel, NJ 08054, telephone (856) 273-6980 or from the Company’s website, www.cedc.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ David Bailey
David Bailey
Interim Chief Executive Officer

Date: December 28, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Binding Term Sheet dated December 28, 2012 by and among Central European Distribution Corporation and Roust Trading Ltd.

99.1	Press Release dated December 28, 2012